Exhibit 99.1 Builders FirstSource 2021 Investor Day D E C E M B E R 7 • D A L L A S , T E X A S

Welcome & Opening Remarks MIKE NEESE • SVP, Investor Relations 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 2

Safe Harbor & Non-GAAP Financial Measures Cautionary Notice Statements in this presentation and the schedules hereto that are not purely historical facts or that necessarily depend upon future events, including statements about expected market share gains, forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward- looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. All forward-looking statements are based upon currently available information and the Company’s current assumptions, expectations and projections about future events. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements are by nature inherently uncertain, and actual results or events may differ materially from the results or events described in the forward-looking statements as a result of many factors. Builders FirstSource, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties, many of which are beyond the Company’s control or may be currently unknown to the Company, that could cause actual events or results to differ materially from the events or results described in the forward- looking statements, including risks or uncertainties related to the continuing COVID-19 pandemic, the Company’s merger with BMC and other acquisitions, the Company’s growth strategies, including gaining market share and its digital strategies, or the Company’s revenues and operating results being highly dependent on, among other things, the homebuilding industry, lumber prices and the economy, including labor and supply shortages. Builders FirstSource, Inc. may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Builders FirstSource, Inc.’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and may also be described from time to time in the other reports the Company files with the SEC. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein. Use of Non-GAAP Financial Measures This presentation includes financial measures and terms not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We believe these non-GAAP measures provide investors with a better baseline for modeling our future earnings expectations. Our management uses these non-GAAP measures for the same purpose. We believe that our investors should have access to the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Our calculations of adjusted net income, adjusted net income per share, adjusted EBITDA, free cash flow and net leverage are not necessarily comparable to similarly titled measures reported by other companies. The company provided detailed explanations and reconciliations of these non-GAAP financial measures in the earnings release included in its Form 8-K filed with the Securities and Exchange Commission on November 4, 2021. 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 3

Today's Agenda

9:00 am

Welcome & Opening Remarks
MIKE NEESE
SVP, Investor Relations

Transforming the Homebuilding Industry
DAVE FLITMAN
President & CEO

Accelerating Growth and Productivity through Operational Excellence while Embracing Diversity & Inclusion
MIKE FARMER
President, Commercial Operations
LEA ALLAH
D&I Leader & HR Director

9:45 am

Q&A Session
Above Presenters

10:15 am

Break

10:30 am

Winning Together as 1
DAVE RUSH
EVP, Integration Management Office (IMO) Leader

Accelerating Digital Adoption & Scaling with Paradigm
TIM PAGE
EVP, Digital Solutions
NATE HERBST
SVP of Product Development, Paradigm
(A Founder of Paradigm)

Compounding Shareholder Value
PETER JACKSON
CFO

Closing – Invest with Us
DAVE FLITMAN
President & CEO

11:30 am

Q&A Session

Builders FirstSource
2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 4

Transforming the Homebuilding Industry DAVE FLITMAN • President & CEO 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 5

Today’s Key Messages 1 2 3 4 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 6

The Transformation of Homebuilding 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 7

Unique Market Position and Our Sustainable Competitive Advantages

- National leader and consolidator in a highly fragmented industry with strong balance sheet
- Exceptional geographic footprint with customer and end market diversity
- A leading one-stop shop with innovative solutions and breadth of product offerings
- Strategically investing in value-added capacity, driving share gains and margin expansion
- Expanding cash flow generation and maintaining 1.0x to 2.0x leverage
- Experienced management team driving operational excellence through the 1-TEAM Operating System



Differentiated Market Leader Positioned for Above Market Growth and Expanding Profitability

Builders FirstSource

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Builders FirstSource Snapshot (NYSE: BLDR) Largest U.S. Supplier of Building Products, Prefabricated Components, and Value-added Services to the Professional Builder KEY STATISTICS NATIONAL REACH. LOCAL EXPERTISE. (2021E) Dallas, TX ~$13.6B ~$19.5B ~$2.9B ~$1.9B 1 Headquarters Market Cap Net Sales Adj. EBITDA FCF 2 Net Sales Breakdown 43% 17% 21% Value-added 26% 32% Product Mix 36% 6% 3 Base Business Product Mix at Geography End Market $400/mbf 77% 22% 31% 37% 32% Commodity 4 Exposed Specialized Products & Other East Single-family ~560 84 47 39 Lumber & Lumber Sheet Goods Central Multi-family 3 Locations of Top 100 of Top 50 States Manufactured Products West Repair & Remodel / Other MSAs Served MSAs Served Served Windows, Doors & Millwork 1 2 3 4 As of 12/3/2021. As of 10/31/21. Estimate assumes $400/mbf lumber & sheet good pricing. Commodity exposure in manufactured products represents an estimated 6% of 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 9 2021E net sales mix at $400/mbf.

Benefiting from Favorable Industry Trends Annual Average Rate on 30-year Fixed-Rate Mortgages (%) YoY Change in Households (000s) 10.0 2,500 9.0 2,000 8.0 7.0 1,500 6.0 1,000 5.0 4.0 500 3.0 0 2.0 -500 1.0 Single-Family Housing Starts (000s) Single-Family Homes Under Construction (000s) 2,000 1,000 900 1,800 800 1,600 1,400 700 1,200 600 500 1,000 400 800 600 300 400 200 100 200 0 0 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 10 Source: U.S. Census and Freddie Mac. 1996 1996 1997 1997 1998 1998 1999 1999 2000 2000 2001 2001 2002 2002 2003 2003 2004 2004 2005 2005 2006 2006 2007 2007 2008 2008 2009 2009 2010 2010 2011 2011 2012 2012 2013 2013 2014 2014 2015 2015 2016 2016 2017 2017 2018 2018 2019 2019 2020 2020 2021 2021 2001 1996 1997 2002 1998 2003 1999 2004 2000 2005 2001 2006 2002 2003 2007 2004 2008 2005 2009 2006 2010 2007 2008 2011 2009 2012 2010 2013 2011 2014 2012 2013 2015 2014 2016 2015 2017 2016 2018 2017 2018 2019 2019 2020 2020 2021 2021

Poised to Capture Significant Market Opportunity TODAY’S TOTAL ADDRESSABLE MARKET ~$19.5B BLDR 2021E Revenue 1 ~$150B Our Additional Market Share U.S. New Construction 2 3 Multi-Family Pro R&R +100 to 300 bps Building Materials – Single-Family Homes Annual Above Market Growth (2022E to 2025E) ~$111B ~$161B ~10% ~10% 20%+ ~1% ~2% Faster than the Market (2018 to 2021E) Clear Path Ahead to Further Capture Market Share 1 Source: TAM as of 2021; 2020 U.S. Census, NAHB, and Company estimates, adjusted for 2021 single family starts projected growth of 13%; ~$140k assumed materials cost per home 2 3 based on 2020 NAHB home data and Company estimates. Source: DODGE 2021 estimate. Source: HIRI 2021 estimate for PRO segment of R&R. Builder 100 for builders with >200 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 11 starts; US Census Bureau; 2017 US Economic Census; NAHB; McKinsey analysis. Top 5 builders starts per year: DR Horton (71.3k); Lennar (53.4k); Pulte Group (24.6k); NVR (19.8k); Taylor Morrison (12.5k). There were 359,928 establishments with 1.44M employees in the residential construction industry in 2017 according to US Census, County Business Patterns. Based on average spend per house of $36k per house for current LBM categories.

Our Mission, Vision and Values

MISSION

To be the best supplier of building materials and services by having a people-first culture, exceptional customer service and innovative solutions that create superior value for stakeholders

VISION

To make the dream of home ownership more achievable for everyone, positioning Builders FirstSource as the most valuable partner in the industry

VALUES

At the center of everything we do – from the boardroom to the jobsite, they define the Builders FirstSource culture and guide our priorities, decisions, and actions with a focus on S.P.I.C.E.

SAFETY
We make safety our top priority

PEOPLE
We lead with a people-first culture

INTEGRITY
We are honest and reliable

CUSTOMERS
We deliver exceptional customer service

EXCELLENCE
We challenge the status quo

Outperform Today. Transform Tomorrow.

Builders FirstSource

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Our Strategic Priorities Fueling Long-term Profitable Growth

- Organic Growth of Value-added Products and Services
- Drive Operational Excellence
- Continue to Build Our High-Performing Culture
- Pursue Strategic Tuck-in Acquisitions

Builders FirstSource

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Organic Growth of Value-added Solutions






READY-FRAME

- **Accelerate market penetration**
  - Capture single-family potential
  - Grow multi-family and pro-remodeling segments in targeted markets
- **Provide offsite assembly and other innovative solutions**
  - Continue to address customer labor challenges and jobsite productivity while fueling our profitable growth; strong tailwind to our manufactured products
- **Deploy capital to grow value-added solutions (products + services)**
  - Millwork: continued investments in automation to meet growing demand
  - Manufactured Components: well positioned facilities allowed us to respond to market demand (YTD 48% organic sales)
  - READY-FRAME®: expanding our geographic scale from West to East coast (YTD 31% growth in homes with READY-FRAME®)

Focusing on Higher Growth, Higher Margin Value-added Solutions

Builders FirstSource

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Drive Operational Excellence: Introducing the -TEAM Operating System

BUILDING PEOPLE

Increase team member engagement and development

BUILDING EXCELLENCE

Drive 3% to 5% annual efficiencies through continuous improvement and excellence in everything we do

BUILDING GROWTH

Support solutions innovation and sustainable growth



-TEAM
OPERATING SYSTEM
BUILDING PEOPLE
BUILDING EXCELLENCE
BUILDING GROWTH
Team Engagement
LEAN Improvement
Productivity
Customer Experience
Mergers & Acquisitions
Innovation
Commercial Excellence
Environmental Safety
Training & Development

Building People, Excellence and Growth to Deliver Superior Value

Builders FirstSource
2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 15

Early Innings in Our ESG Journey


Environmental

Focus on Green, Sustainable Building – “Green Works”

- Green building is a priority; team is well trained and knowledgeable
- Green products: trusses, wall panels, FSC[1] lumber, engineered lumber, and Energy Star qualified windows and doors
- Product Spotlight[2] — READY-FRAME®: framing system utilizing BIM software to calculate project-specific lumber needs
  - Lumber reduction: ~7.8 trees saved per home
  - Reduced waste: 67% fewer dumpster hauls
  - Increased safety: 60% less saw time


Social

Commitment to Safety and Giving Back to Communities in Which We Live and Work

- Safety is core to our culture – “Drive to Zero” program; management incentives tied to safety (10% annual TRIR reduction)
  - 26% improvement in TRIR since 2019
- Committed to communities we serve by fostering growth and development of associates through volunteer opportunities
  - Leukemia & Lymphoma Society (LLS)
  - HomeAid America
  - The Family Place
  - Habitat for Humanity


Governance

Focused on Creating Long-term Stakeholder Value

- Seasoned board comprised of industry business leaders
  - 83% independence
  - 16% diversity
- Energized management team with 17+ years industry experience
- Management compensation aligned with shareholder interests

Remain Committed to Making a Positive Impact

Builders FirstSource

[1] Forest Stewardship Council (FSC). [2] An independent third-party study found that the lumber reduction from homes built with READY-FRAME®, compared to traditional stick framed homes, equals ~7.8 trees per both the average and median size US home of ~2,300 sq. ft. We calculate the number of homes supplied with READY-FRAME® using our average board footage processed per house, which is based on our 2019 READY-FRAME® saw production data and our 2019 data of actual homes produced with READY-FRAME®.

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 16

2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 17

Continue to Build Our High-performing Culture KEY FOCUS AREAS ▪ Drive world-class safety results through our “Drive to Zero” program ▪ Commitment to environmental and social responsibility; delivering sustainable solutions ▪ Enhance talent acquisition, employee development and retention – Military, college and trainee programs – Leadership development programs – Diversity & Inclusion (D&I) A Culture Focused on Creating a Sustainable Future 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 18

Pursue Accretive Tuck-in M&A # BUILDING PRODUCTS SALES ($B) OF BUILDING ▪ Increased coverage in BUSINESSES SEGMENTED PRODUCTS BUSINESSES desirable markets Geographic BY ANNUAL SALES SEGMENTED BY ANNUAL SALES Scale ▪ Leading positions in new markets >$1B 13 >$1B $46B $500M - $1B 5 $3B $500M - $1B Value-added ▪ Increase higher margin Areas of Focus value-added products mix Products $250M - $500M 26 $250M - $500M $9B $100M - $250M 62 $9B $100M - $250M ▪ Provide innovative solutions to Technological $50M - $100M 123 $9B $50M - $100M build more efficiently and Advancement address labor constraints 1,054 $15M - $50M $15M - $50M $17B 500+ U.S. Building Product Businesses Totaling ~$90B in Sales 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 19 Source: U.S. Census and Company estimates.

Latest Tuck-in M&A: Truss Technologies Strengthens Value-Added Offering in Michigan

Truss Technologies Acquisition Overview

- Purchase Price: ~$30M | TTM 2021 Sales: ~$30M
- Highly profitable manufacturer of roof and floor trusses
- 3 plants in western Michigan in the Grand Rapids, Muskegon and Traverse City areas

Strategic Rationale

- ✓ Highly-profitable truss manufacturer expands value-added offering in Michigan
- ✓ 3 plants are in the 3 fastest growing counties in Michigan (Ottawa, Grand Traverse, and Kent counties)[1]
- ✓ Frees existing BFS Michigan plant to send additional capacity into Detroit market
- ✓ Experienced and capable plant managers will remain with BFS following the transaction close (42 years combined experience at company)
- ✓ Low customer concentration

Footprint


Williamsburg
Muskegon
Alma
Cedar Springs
Truss Tech
BFS Components

Additional Value-added Component Capacity

3 Fastest Growing Counties in Michigan[1]

Retaining Experienced Management Team

Continued Tuck-in M&A Strategy Will Drive Earnings Growth

[1] Based on percentage population change from 2010 to 2020 Census.

Builders FirstSource
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Our Digital Platform to Fuel Long-term Growth

Homebuilding and Materials Sourcing is Going Digital

~$150B[1]

U.S. New Construction Building Materials – Single-Family Homes

We Will…

- Provide digital solutions that solve builder pain points
- Be a key player in emerging digital homebuilder space

Bolstered Our Digital Capabilities and Entered the Digital Space through Two Strategic Acquisitions

PARADIGM — August 2021

Provides **the technologies and a platform** for us to build upon

KATERRA APOLLO — September 2021

Complements Paradigm by providing **mobile functionality throughout construction process**

Benefits

Becoming the Center of the Ecosystem

1. Faster, More Accurate and Complete Materials List
2. Increased Design Functionality with Supply Chain Integration
3. Greater Control for Homebuilders and Other Project Participants

$1B of Revenue Growth in Next 5 Years

Builders FirstSource

[1] Source: TAM as of 2021; 2020 U.S. Census, NAHB, and Company estimates, adjusted for 2021 single family starts projected growth of 13%; ~$140k assumed materials cost per home based on 2020 NAHB home data and Company estimates.

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 21

Strong Execution Generating 1 Base Business Financial Strength Adj. EBITDA Margin Sales ($B) Adj. EBITDA ($B) on Base Business 11.2% $19.5 8.7% $2.9 $3.8 $12.8 7.7% $0.3 $1.1 $10.9 16.4% $1.1 $15.7 40.4% Base $0.0 $12.5 $0.8 $11.5 Business $1.8 CAGR Base $1.1 Business $0.9 CAGR $(0.6) 2019 2020 2021E $(0.1) Double Digit Adj. EBITDA Net of Lumber Price Effect 2019 2020 2021E 2019 2020 2021E Base Business Commodity <> $400/mbf 1 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 22 This estimate assumes $400/mbf lumber & sheet good pricing.

Introducing 2021E to 2025E Base Business Targets[1]

~10%	~15%	~30%	~50bps
Net Sales CAGR	Adj. EBITDA CAGR	EPS CAGR	Adj. EBITDA Margin Expansion Annually

Deployable Capital of $7B to $10B from 2022E to 2025E

Builders FirstSource

[1] Key assumptions: Single-family housing starts growth of LSD to MSD through 2025; base business estimate assumes $400/mbf lumber & sheet good pricing; and leverage target of 1.0 to 2.0x. EPS includes amortization of intangibles.

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1 2021E to 2025E Base Business Targets Revenue ($B) Adj. EBITDA ($B) EPS Adj. EBITDA Margin ~50bps ~10% ~15% ~30% Expansion CAGR CAGR CAGR Annually $23.1 13.2% $12.40 $3.0 11.2% $15.7 $12.5 $1.8 8.7% $4.10 $1.1 $2.70 2020 2021E 2025E 2020 2021E 2025E 2020 2021E 2025E 2020 2021E 2025E Deployable Capital of $7B to $10B from 2022E to 2025E 1 Key assumptions: Single-family housing starts growth of LSD to MSD through 2025; base business estimate assumes $400/mbf lumber & sheet good pricing; and leverage target of 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 24 1.0 to 2.0x. EPS includes amortization of intangibles.

Deep and Experienced Leadership Team Driving Positive Momentum

TODAY'S PRESENTERS



Dave Flitman
President & CEO
Joined: 2018



Mike Farmer
President, Commercial Operations
2006



Lea Allah
D&I Leader and HR Director
2004



Dave Rush
EVP, Integration Mgmt. Office Leader
1999



Tim Page
EVP, Digital Solutions
2011



Nate Herbst
SVP of Product Development, Paradigm (A Founder of Paradigm)
1999



Peter Jackson
CFO
2016

OTHER EXECUTIVE LEADERSHIP



Jami Coulter
SVP, Chief Accounting Officer
2013



Steve Herron
President, East Division
2004



Mike Hiller
President, Central Division
2005



Tim Johnson
EVP, General Counsel, HR and Corporate Secretary
2019



Scott Robins
President, West Division
2004



Dave Snyder
EVP, Supply Chain
2004

Builders FirstSource

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Accelerating Growth & Productivity through Operational Excellence while Embracing D&I MIKE FARMER • LEA ALLAH • D&I Leader and President, Commercial Operations HR Director 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 26

Accelerating Growth & Productivity through Operational Excellence while Embracing D&I Key Messages 1 2 3 4 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 27

Focused Efforts around Our -TEAM Operating System Leading Building Innovation Growth ESG Operational Excellence 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 28

Early Stages of Capturing Merger-related Growth Opportunities

1

$200M to $250M

Capture growth synergies through cross-selling and price harmonization

- Strategic value pricing
- Close price gap on similar products

48% Components Growth[1]
Supported by Cross-sell Opportunities

2

$1.3B to $1.4B

Gain more from existing assets

- Commercial excellence
- Additional manufacturing shifts
- Automation and innovation
- Greater productivity

Improved Truss Productivity by 20%[1]
and Added Capacity through Shifts and Machinery

3

$700M to $800M

Invest in growth through CAPEX and new competencies

- Additional capacity from strategic CAPEX
- Inside sales for small-medium customers
- R&R expansion

Significant R&R Growth Opportunity
(<20% of BFS Revenue Today)



Laying Foundation to Accelerate Growth Momentum

Builders FirstSource

[1] YTD September 2021.

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Commercial Excellence is Core to Long-term Growth

- Analytics on customer profitability
- Margin transparency and pricing support
- Focus on customer value



Sales Analytics
Category Mgmt.
Commercial Excellence
Pricing
Sales
Sales Ops

- Supplier partnership and negotiating
- Assortment strategies
- Cost transparency and timely pass through

- Consistent pricing system
- Promote best practices
- National deal support

- Sales team productivity
- Value-based selling to support margin expansion
- Optimization of price levels in ERPs

- Market intelligence
- System controls to reduce overrides
- Optimized market coverage

Disciplined Selling Process will Ensure Long-term Growth

Builders FirstSource

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Innovation is a Key Differentiator, Creating Customer Value and Driving Retention

- **Leader in offsite manufacturing**
  - Addresses real customer need: labor shortage and speed to build
  - Independent study (NAHB) confirms the value creation of components vs. traditional stick frame
    - 223 hours of labor saved per house
    - 14.5 cubic yards of less waste per house
    - 5,600 board feet (27%) saved per house
    - 2.5 days saved in framing time per house
  - Collaboration and outstanding retention of customers
  - Growing at 48% September YTD 2021 vs. 2020
- **Functional design** will enable and ensure utilization for a consistent approach in our digital transformation (15% improvement in design efficiency by 2023)
- **Product and service innovation** drives differentiation and growth opportunities
  - Innovating through acquisitions (Raney)
  - Value-added products, including components and READY-FRAME®, delivering double-digit CAGR with significant ESG benefits



Continued Focus on Innovation to Drive Growth

Builders FirstSource

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ESG Case Study
Creates Sustainable Solutions

BACKGROUND

- 3rd party independent study completed in 2019 proved significant benefits of READY-FRAME®
- Utilizes building information modeling to calculate framing needs for a project and pre-cuts / labels parts based on home plan
- Objective is to reduce site time, labor, waste, hazards and errors
- READY-FRAME® in the real world: 12 single family homes were built – 6 with READY-FRAME® and 6 using traditional stick framing

> **"Innovation is something that's critical to our industry… Here's one great step forward."**
> President, Construction Instruction[1]

READY-FRAME® ADVANTAGES[2]

BETTER	**Greater Accuracy** to Cut to 1/16"
FASTER	**Improve Cycle Time by 25%**
SAFER	**39%** Less Labor and Fewer Injuries
GREENER	**~460,000 Trees Saved since 2019** Average of ~7.8 Trees per House

18 of 20 Top Builders Use READY-FRAME®

[1] Construction was observed and documented by Construction Instruction – an independent third party – to establish unbiased comparisons between the two building methods. [2] An independent third-party study found that the lumber reduction from homes built with READY-FRAME®, compared to traditional stick framed homes, equals ~7.8 trees per both the average and median size US home of ~2,300 sq. ft. We calculate the number of homes supplied with READY-FRAME® using our average board footage processed per house, which is based on our 2019 READY-FRAME® saw production data and our 2019 data of actual homes produced with READY-FRAME®.

Builders FirstSource
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Building a High-Performance Culture through D&I 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 33

High-Performance Culture Driving Success

Key Talent Highlights

Total Team Members	~ 28k
Ethnic Diversity	52%
Gender Diversity	16%
Average Tenure	8 years

- Conducted organizational health index (OHI) survey in October 2020 to gain insight into cultural norms and business practices
  – 9,000+ workforce participation
- High overlap in top desired values for both companies
- Leverage data to increase efficiency, drive stronger results and more team member satisfaction
- Established plans at the local level to improve employee:
  - Communication
  - Retention
  - Engagement
  - Development

Diverse Workforce and Cultural Alignment

Builders FirstSource

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Focusing on Diversity & Inclusion

D&I Survey
September 2021

Majority of Team Members Feel:

- Welcome, safe and included
- Treated fairly and the opportunity to reach full potential
- Commitment to building a diverse, fair and inclusive workforce and workplace
- Professionally, emotionally and socially supported and are comfortable sharing experiences and opinions
- Valued as a team member

Four Key Priorities Identified through Survey

Each Includes Goals, Action Steps and a Measurement of Success / Progress

1 Enhance Awareness

- Enhance corporate and management awareness
- Provide D&I training

2 Increase Diversity of Workforce

- Provide more and equal opportunities for development
- Focus recruitment efforts to enhance diversity

3 Improve & Enhance Communication

- Enable regular team communication and connection
- Provide more feedback
- Ensure clear communication across organization

4 Increase Inclusion & Engagement

- Create a culture where people are valued, heard and respected
- Empower people and increase involvement in decisions
- Evaluate and improve recognition, benefits, and compensation

Results Serve as a Roadmap for Key Focus Areas and Development Opportunities

Builders FirstSource
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Continue to Strive for More – Improving Employee Experience

Leverage feedback and data from annual engagement surveys – launching to all team members in 2022

- Serves as a baseline
- Key focus areas: engagement, communication, retention and turnover
- Align with Net Promoter Scores (NPS)

D&I initiative roadmap

- Commitment to continuous training – launched '*Diversity Face to Face*' online training module to all team members; additional modules to follow
- Refining our action plan with team member participation
  - Developed Corporate Inclusion Council
  - Establishing ERGs at divisional, regional and local levels



Leverage the Power of Data to Support Our Human Capital Strategy

Builders FirstSource

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Building Excellence through Our -TEAM Operating System



-TEAM
OPERATING SYSTEM
BUILDING PEOPLE
BUILDING EXCELLENCE
BUILDING GROWTH
LEAN Improvement
Productivity
Customer Experience
Mergers & Acquisitions
Innovation
Commercial Excellence
Environmental Safety
Training & Development
Team Engagement

- 20% of team members are LEAN certified and increasing
- 10% increase in LEAN training events in 2021

- Increase manufacturing automation with robotics
- Continuous improvement culture targeting 3% to 5% annual productivity

- 15% improvement in 2021 NPS score with national builders
- Innovation to address customer needs

Our Reputation for Excellence is a Competitive Advantage

Builders FirstSource

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Delivering Productivity through Targeted Initiatives

WHAT WE HAVE ACHIEVED YTD

- **Truss** – improved board foot per hour 20% and increased capacity 13%
- **Millwork** – improved doors per hour 6% and increased capacity 16%

EXAMPLE NEAR-TERM EFFICIENCY TARGETS

- **Improve fleet utilization** with ~50% improvement in truck turnaround times
- **Reduce error rate** by 10% in order entry and manufacturing
- **Reduce inventory shrink** and others by 10% to 15% through specific kaizen events



Goal of 3% to 5% Annual Cost Productivity

Builders FirstSource

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Building People through Our -TEAM Operating System

- Annual tracking of team member engagement and focused on 10% improvement
- Quarterly town halls and regular communication to ensure alignment
- Consistent onboarding and new team member training
- Leadership development and sales training
- 10% annual safety improvement goal
  - Leadership compensation tied to safety results



Team Engagement
Training & Development
Environmental Safety
BUILDING PEOPLE
LEAN Improvement
Productivity
Customer Experience
BUILDING EXCELLENCE
Mergers & Acquisitions
Innovation
Commercial Excellence
BUILDING GROWTH
-TEAM
OPERATING SYSTEM

Building Our People is Core to Driving Sustained Results

Builders FirstSource

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 39

Key Takeaways

1. Significant productivity and commercial growth opportunities in value added products post-merger with $2B+ of incremental sales through 2025
2. Long runway ahead with value pricing and digital initiatives to leverage our position and scale with -TEAM Operating System
3. Sustainable and continuous improvement with a focus on safety and waste reduction
4. Focusing on D&I to improve team member experience and support our human capital strategy

Cultural Alignment with Clear Annual Targets

Productivity	**3% to 5%**
"Drive to Zero" Program Safety Results Tied to Compensation	**10%+** Recordable Injury Rate Reduction
Value-added Product Growth	**10%+ CAGR**

Builders FirstSource

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 40

Q&A Session A b o v e P r e s e n t e r s 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 41

Break ~ 1 5 M i n u t e s 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 42

Winning Together as 1: Integration Success DAVE RUSH • EVP, IMO LEADER 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 43

Winning Together as 1: Integration Success DAVE RUSH • EVP, IMO LEADER 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 44

Winning Together as 1

Key Messages

1. Created the nation's premier supplier of building materials and services through successful integration of high-performing cultures
2. Overdelivered on commitments and maximizing cost synergies
3. Further building a platform for growth with financial strength for innovation and an established M&A playbook



Builders FirstSource

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 45

Continuing to Build Our High-performing Culture

Direct Leadership Team Reporting to CEO

- Legacy BFS: 6
- Legacy BMC: 4



Strong Cultural Alignment Identified in Initial Employee Engagement Survey

- Shared 13 of 15 top values with strong emphasis on safety, customers and teamwork


BLDR
LISTED
NYSE
Builders
FirstSource
BLDR
LISTED
NYSE

Blended Field Leadership

- Legacy BFS: 6
- Legacy BMC: 4



Leveraging the Best of the Best

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 46

Key Achievements Since Close

- **Successful Day 1 Plan built around an organization structure that truly represented the best of each, has representation of both companies and capacity for growth**
  - Leadership changes finalized and announced prior to Day 1 and turnover remains low
  - Quick alignment in overlap markets through strong field leadership and CEO visits
  - Alignment on mission, vision, values, and strategic pillars
  - Retention of key team members
  - Provided frequent employee communication of integration updates and advance notification of change
  - Week 1 customer visits in major markets
- **Successful ERP conversion pilot with 26% of physical sites converted by year end**
- **Synergy target one year ahead of schedule**



Builders FirstSource

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 47

Synergy Target One Year Ahead of Schedule – Capturing Further Upside ESTIMATED RUN-RATE MAJOR MILESTONES COST SAVINGS OF $160M $160M Focus on Cost Synergies Prior: $130M to $150M Other ✓ Tracking run-rate savings of $140M for FY21 – 12 months Footprint Consolidation ahead of schedule Benefits Alignment $140M ✓ $90M to $110M fully realized in the P&L Variable Compensation ✓ Now expect realized cost savings of $160M through 2022 FTE Optimization (up ~$20M than previously communicated in Q2), compared to initial expectations of $130M to $150M through 2023 ✓ One-time costs tracking below initial estimates Direct Spend EOY 2021 EOY 2022 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 48

A Winning Combination for All Stakeholders – Unique Opportunity Drives Substantial Value

Complementary footprint in top MSAs with enhanced ability to service customers nationwide, backed by local expertise

Resources to accelerate innovation to improve operational excellence and solve builder challenges

Industry leader with scaled platform for value-added solutions: millwork, windows, EWP, components and READY-FRAME®



Combination Has Created the Nation's Premier Supplier of Building Materials and Services

Builders FirstSource
2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 49

Highly Compelling Value Proposition – Significant Positive Achievements

WHAT WE SET OUT TO DO

- Become the premier supplier of building materials and services
- Protect the base in overlap markets
- Create substantial value through targeted run-rate synergies of $130M to $150M
- Strengthen financial profile with robust FCF generation to invest in growth
- Enhance and expand suite of value-added offerings
- Invest in innovation and capacity to accelerate next stage of growth for customers
- Assess M&A opportunities and increase geographic reach in highly fragmented industry
- Ensure complementary cultures to quickly align on mission, vision and values

HOW WE ARE TRACKING[1]

- ☑ **$15.7B base business vs. $12.8B pro forma**
- ☑ **24% core organic growth**
- ☑ **Synergies tracking $160M by EOY 2022**
- ☑ **~$1.9B FCF (2021E) vs. $700M pro forma**
- ☑ **Components up 48% YTD and READY-FRAME® up 31% YTD in unit volume**
- ☑ **Acquisition of Paradigm – initial step in development of digital platform**
- ☑ **4 LBM[2] deals completed since the merger – adding $0.5B of annualized volume in top MSAs**
- ☑ **Leverage the best of the best**

[1] Data compares 2021E vs. 2020A unless otherwise noted. [2] Lumber Building Materials (LBM).

Builders FirstSource

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 50

Key Takeaways

1. Created the nation's premier supplier of building materials and services through successful integration of high-performing cultures

2. Overdelivered on commitments and maximizing cost synergies

3. Further building a platform for growth with financial strength for innovation and an established M&A playbook



Builders FirstSource

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 51

Accelerating Digital Adoption – Scaling & Growing with Paradigm NATE HERBST • TIM PAGE • SVP of Product Development, Paradigm EVP, Digital Solutions (A Founder of Paradigm) 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 52

Accelerating Digital Adoption Key Messages Uniquely positioned to be the driver of digital transformation 1 Our goal is to be at the center of the homebuilding ecosystem 2 Well-positioned for significant growth with $1B of additional 3 revenue within five years 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 53

Construction is Among Least Digitized Sectors without a Clear Digital-transformation Leader


Industry Digitization Index
ASSETS
USAGE
LABOR
Sector
Overall Digitization[1]
Digital Spending
Digital Asset Stock
Transactions
Interactions
Business Processes
Market Making
Digital Spending on Workers
Digital Deepening
Digitization of Work
ICT[2]
Media
Professional Services
Finance and Insurance
Wholesale Trade
Advanced Manufacturing
Oil and Gas
Utilities
Chemicals and Pharma
Basic Goods Manufacturing
Mining
Real Estate
Transportation and Warehouse
Education
Retail Trade
Entertainment and Recreation
Personal and Local Services
Government
Healthcare
Hospitality
Construction
Agriculture and Hunting
Low
High

Well-Positioned to Lead a Digital Transformation in Homebuilding

Builders FirstSource

[1] Based on a study conducted by the McKinsey Global Institute. [2] Information and Communication Technology.

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 54

Why BFS is Uniquely Positioned to Deliver Digital Transformation

- Scale and market position to reach a fragmented customer base
- 5k+ sales team with direct and trusted homebuilder relationships
- Well-positioned early in value chain with planning and design services
- Technical knowledge spanning the construction process
- Unmatched distribution platform with required supply partnerships
- Aspiration for digital transformation with access to capital

We Touch One Third of U.S. Homebuilding Plans Today

Builders FirstSource

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 55

Creating an End-to-End Platform to Tackle Customer Pain Points

END-TO-END DIGITAL PLATFORM

Land Development → Lot Selection → Architect Design → Structural and System Engineering → Take-off and Estimate → Homebuyer Selections and Signoff → Job Site Management → Home Lifecycle

- Acquisition of Paradigm provides an entry point to being **"the best at whole house design"** to drive ecosystem adoption; additional investment needed to complete our digital aspiration of driving a more efficient residential construction process
- Seamlessly connecting homebuyer selections to homebuilder's full material content needs allowing them to **better understand total build cost** and **improve project transparency**
- Over time, transitioning from a point solution provider to a **comprehensive solutions provider**

Legend:
- PARADIGM
- KATERRA APOLLO
- Third-Party Licensed Software Providers[1]
- Open Opportunity for Future Growth

Be at the Center of the Future of Building

Builders FirstSource

[1] Includes strategic business partners.

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 56

Acquiring Paradigm and Apollo Software Assets Accelerated Our Digital Initiative

PARADIGM™

- **Technologies to simplify** configuring, quoting, and manufacturing building products
- **Automated, accurate take-off** and **visualization capabilities** with AI / ML technology
- Provides a platform with **whole house design and configuration** capabilities for BFS to build upon
- Employee base with **digital technology development expertise**, including offshore resources
- **Product catalog** and **material management** processes

KATERRA APOLLO

- Provides design collaboration and workflow, construction, budgeting and scheduling, and field task assignment with **mobile functionality**
- Aligns with our digital strategy to address inefficiencies during the construction process and **complements Paradigm**

ACQUISITION BENEFITS

Becoming the Center of the Ecosystem

1. **Faster, More Accurate and Complete Materials List**
2. **Increased Design Functionality with Supply Chain Integration**
3. **Greater Control for Homebuilders and Other Project Participants**

Deepening Relationships with Builders by Meeting Their Needs and Their Customers' Needs

Builders FirstSource

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 57

Scaling with Paradigm 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 58

Scaling with Paradigm

Key Messages

1. Continuing to deepen builder relationships with access to home construction projects
2. Recent combination enables greater investment, scale, and growth – revolutionizing the digitization of the homebuilding market with innovative solutions
3. Strategic alignment in creating a homebuilding marketplace through supplier engagement



Builders FirstSource

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 59

Paradigm Snapshot

Key Stats

Founded	1999
Users	70,000+
Customer Retention	90%
Window Market Penetration	60% to 70%
Door Market Penetration	50%

Software Mix



Omni
Nexus
Estimate
Omni Builder
Vendo

A Growing Platform – Revenue ($M)



~$45
$23
2018
2021E

Paradigm is a Platform with a Strong History of Growth in the Construction Industry

Builders FirstSource

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 60

Our Sustainable Competitive Advantages – A Differentiated Platform for Future Growth

Technology Culture
Continuously innovating with new product rollouts

Ability to Attract the Right Talent
Our unique culture makes this possible

Deep Industry Expertise
20+ years in business and 200+ customers served

Proven Track Record of Building Enterprise and Scalable Software
Successfully deployed large-scale software to industry

Supercharging Customer Sales and Enhancing User Experience
Deep understanding of customers and users

Compelling Size of Platform
Large enough to scale, while remaining nimble

Paradigm is a Scalable Platform for BFS Digital Growth

Builders FirstSource
2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 61

Paradigm Omni – Window and Door Configuration and Quoting Software

Platform Features

- Paradigm-managed services
- Best-in-class configurator
- Centralized product data for powering configuration
- APIs for managing data and integrating with customer systems
- Multi-lingual technology
- Integration to Paradigm Nexus, our ERP system
- Scalable – quotes and sells billions of dollars of windows and doors a year





Increase Value with PowerUps – Optional Modules

- Paradigm Safeguard
- Paradigm View
- Paradigm Insights
- Paradigm Vendo

300%+
Growth in cloud over last 4 years

70+
NPS scores for our best-in-class customers (world-class)

~70% of All Windows and ~50% of All Doors Sold Utilize Our Software

Builders FirstSource
2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 62

Our Unique, Digitized Estimating Service

Open Architecture Estimating Service

- Reduces time and lowers cost to quote, improves accuracy, and allows for more products to be sold
- Innovative time-saving software examines blueprints and generates an itemized material list
- Increases customer satisfaction and value
- Integrates with BFS design and structural teams to provide full solution to customers
- Increases the speed to sell more



PARADIGM
ESTIMATE
Meritage Homes - Elevation C-DIG-3701 Window Take Off
23 Openings Total
Created on November 02, 2021
Windows Schedule
Estimate ID: 110121v4wx



"Before estimating would take over a week but with Paradigm it was reduced to 48 hours."
Pete Hartmann, BFS Area Mgr.

+200-300K
Homes accessible through BFS acquisition

Platform Unlocks More Building Product Sales

Builders FirstSource

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 63

Builder Omni: Leverage Estimating and Configuration to Supercharge Whole Home Design

Building Key Software Capabilities

- Virtual design improves lead generation, accelerates sales cycle, enhances design process, and creates a more engaging homebuilding experience
- Interactive, photo-realistic technology helps customers' clients visualize and select structural and finishing options
- Whole house configuration tied to 3D model with real-time pricing
- Integrate with the Paradigm Estimating platform and provide users with strategic data insights not previously available
- Streamline design experience
  - Limitless design options
  - Control the process with peace of mind
  - Unify virtual and company design centers


PARADIGM
OMNI

85 Net Promoter Score

"Paradigm has impacted our business very significantly."
Dwight Sandlin, Signature Homes

The Only Platform that Truly Connects Homebuyer and Homebuilder with Entire Supply Chain

Builders FirstSource
2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 64

BFS + Paradigm = A Powerful Combination

- **Access to BFS resources**
  - Customers and customer plans
  - Supplier relationships to drive marketplace
  - Financial resources required to scale
- **Paradigm has experience going into different markets and scaling**
- **Estimate and Builder Omni are critical entry points in digital strategy for whole house takeoff, configuration and visualization**



1 + 1 = 6!

Builders FirstSource

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 65

The Future of Digitalizing Whole Home Design 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 66

Accelerating Digitalization of the Industry to Become the Center of Homebuilding Ecosystem Single Family Housing Starts 3 2 4 BFS Addressable Share of Starts Total Builder Total Material by Size of Builder Top 5 Production Builders 5 $9B $28B 18% 1 (>10k Homes/Year) Regional Builders 26% 195 $11B $38B (0.2-10k Homes/Year) Small / Custom Builders 56% ~57k $22B $84B (<0.2 Homes/Year) ~58k ~$42B ~$150B Total Building Materials Spend 4 Creation of a Digital Marketplace Provides Access to ~$150B of Spend 1 2 Top 5 builders starts per year: DR Horton (71.3k); Lennar (53.4k); Pulte Group (24.6k); NVR (19.8k); Taylor Morrison (12.5k). There were 359,928 establishments with 1.44M employees 3 in the residential construction industry in 2017 according to US Census, County Business Patterns. Based on average spend per house of $36k per house for current LBM categories. 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 67 4 Source: TAM as of 2021; 2020 U.S. Census, NAHB, and Company estimates, adjusted for 2021 single family starts projected growth of 13%; ~$140k assumed materials cost per home based on 2020 NAHB home data and Company estimates.

Delivering the Whole House Take-off

- Core BFS Products
- Within Paradigm Estimate & Visualizer
- Future Products



Roofing
Insulation
Soffit/Fascia
Skylights
Gutters
Furnishings
Roof Truss
Siding/Ext Trim
Closets
Lighting
Int Trim/Molding
Int Doors
Drywall
Window Treatments
Paint/Stain
Fireplace
House Wrap
Framing Lumber
Railings
Hardware
Garage Doors
Windows
Vanities
Stairs
Ext Doors
Appliances
Fixtures
Countertop/Backsplash
Brick/Stone
Posts/Corbels
Cabinets
Fencing
Tile
Floor Joists
Flooring
Decking
Ext Flatwork
Plumbing
HVAC System
Waterproofing
Metal Beams
Electrical
Energy Products
Concrete
Rebar

Whole House Take-off Expands Platform Reach to the ~$150B[1] Market

Builders FirstSource

[1] Source: TAM as of 2021; 2020 U.S. Census, NAHB, and Company estimates, adjusted for 2021 single family starts projected growth of 13%; ~$140k assumed materials cost per home based on 2020 NAHB home data and Company estimates.

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 68

Creating a Homebuilding Marketplace



Start
BFS Digital Solutions Platform
Integrated E-Commerce Marketplace

Home Lifecycle Management



- Closing task list
- Warranty management
- Post-purchase projects and long-term remodel options

Homebuyer Experience



- Lead generation
- Find a community, home style, floorplan, and builder
- Consistent experience throughout process

Job Site Management



- Scheduling, PO issuance and job costing
- Mobile functionality with alerts for next tasks

Collaboration Table



- Plan in-take and mark-up capabilities
- Access control for all project stakeholders
- One area for document storage and version control

Whole House Configuration



- Homebuyer selection from builder catalog
- Real-time pricing and shortened sales cycle

Digital Twin / Whole House Take-Off



- 3D model allows precise material measurements
- Stakeholder alignment improves construction and cost control

Added Paradigm and Apollo Capabilities to Existing BFS Platform

Access to Plans + Whole House Take-off + Supply Platform = BFS at Center of Homebuilding Marketplace!

Builders FirstSource

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 69

Our Approach to Digital Creates Value for Homebuyers, Homebuilders and Supply Partners

Homebuyer

Improved homebuying experience, with ability to visualize design ideas

Design choices within a robust product catalog of builder offerings

Understand cost implications of different design choices

Store construction documents for home life cycle management

Homebuilder

Competitive advantage in the selling process with 3D visualization

Shorter design cycle with fewer manual tasks and **reduced cost**

Construction efficiencies – lower material waste and greater labor productivity

Supplier and trade connectivity to stay on time and on budget

Integrated Supply Partners

A new, **lower cost channel** for bringing products to market

Ability to **reach and influence potential homebuyers** in a visualization experience

Operational efficiencies through greater visibility, integration, and longer lead times

Improved business insights through product placement and trend data

$10B to $15B of Efficiencies for the Industry

Builders FirstSource

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 70

Homebuilder Adoption Drives Monetization

How We Will Create Shareholder Value

- **Provide faster quotes** to customers, increasing win rate
- **Increase wallet share** with existing customer, including penetration of value-added products and services
- **Ability to win new customers** looking to improve their business through technology adoption
- **Access new product categories** that could be supplied directly or delivered by 3rd parties
- **Increase software licensing** and **new digital offerings**
- Post-close and long-term **R&R project offerings**
- **Operational efficiencies** in the distribution platform

+$1B
Net New Revenue within 5 Years

~1,500
2021 New Starts through Our Platform (Ahead of Schedule)



Recent Acquisitions Accelerate Adoption and Deployment of Platform Pilots

Builders FirstSource

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 71

Key Takeaways Uniquely positioned to be the driver of 1 digital transformation Continuing to deepen builder relationships with access to home construction projects Our goal is to be at the center of the 2 homebuilding ecosystem Revolutionizing the digitization of the homebuilding market with innovative solutions Well-positioned for significant growth with 3 $1B of additional revenue within five years Recent combination enables greater investment, scale, and growth 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 72

Compounding Shareholder Value PETER JACKSON • CFO 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 73

Compounding Shareholder Value

Key Messages

1. Strengthened the core business with a durable platform for profitable growth and margin expansion
2. Strong, flexible balance sheet and robust cash flow generation support growth investments
3. Clear capital allocation priorities
4. Sustain and grow our double-digit Base Business Adj. EBITDA Margin and continue to deliver significant shareholder value



Builders FirstSource

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 74

Strong Business to Deliver 10%+ Adj. EBITDA 1 Margin on 2021E Base Business 1 … the Majority of Our EBITDA Growth is Driven by Value-added 60%+ of Our Base Business is Non-Commodity… Products, Sustainable Operations Improvement and M&A Synergies Adj. EBITDA Sales ($B) Adj. EBITDA ($B) 26% Margin on Base Business 21% +250bps 11.2% $19.5 2021E Base 43% +100bps $3.8 Business Product $2.9 8.7% Value-added $12.8 7.7% Sales Mix at Product Mix $0.3 $1.1 $10.9 $400/mbf 40.4% $1.1 16.4% $15.7 22% $0.0 37% Base $0.8 Base $12.5 $11.5 Business 31% $1.8 Business Commodity CAGR CAGR $1.1 $0.9 2 Exposed 2019 2020 2021E $(0.1) $(0.6) Specialized Products & Other Double Digit Adj. EBITDA 2019 2020 2021E Net of Lumber Price Effect Lumber & Lumber Sheet Goods 2019 2020 2021E 2 Manufactured Products Base Business Commodity <> $400/mbf Windows, Doors & Millwork 1 2 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 75 Estimate assumes $400/mbf lumber & sheet good pricing. Commodity exposure in manufactured products represents an estimated 6% of 2021E net sales mix at $400/mbf.

Strong Balance Sheet and Liquidity Provide Financial Flexibility 1 Pro Forma Net Leverage Improvement Capital Summary & Financial Highlights ($M) 4.2x September 30, 2021 3.1x 2.5x Cash & Cash Equivalents $225 1.3x ~1.2x Debt $2,453 2 2017 2018 2019 2020 YTD 2021 3 Shareholder’s Equity $5,523 Weighted Avg. Debt Maturity of ~8 Years Increased ABL to $1.4B and Extended Maturity to Jan 2026 Net Debt to Equity 40% Senior Notes Due ($M) $1,000 Available Credit Under Revolving Credit Facility $1,274 $695 $550 Cash & Cash Equivalents $225 $- Total Available Liquidity $1,499 2021 2027 2030 2032 1 Remain Disciplined with a Long-term Net Debt to EBITDA Range of 1.0x – 2.0x 1 Pro forma as of 12/31/2020, including net proceeds from April 2020 offering of $350M aggregate principal amount of senior notes due 2027. Net Leverage calculated as principal 2 3 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 76 value of debt and lease obligations less cash and cash equivalents divided by LTM Adj EBITDA. 1.1x on base business Adj. EBITDA. Excludes finance leases and other finance obligations.

Clear Capital Allocation Priorities



Share Repurchases
Growth
35%
~$2.2B
CAPITAL DEPLOYED
(2019 – YTD 9/30/21)
60%
5%
Strategic, Tuck-in M&A
CapEx Growth
Share Repurchases

FUTURE PRIORITIES

Growth

- Pursue margin accretive deals with strategic, tuck-in M&A
- Drive productivity and growth with growth investments

Share Repurchases

- Two $1B share repurchase programs

Maintain strong balance sheet

- Target leverage ratio of 1.0x to 2.0x

Disciplined Focus on ROIC and Delivering Total Return

Builders FirstSource

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 77

Disciplined and Strategic Approach to Tuck-in M&A

STRATEGIC FILTERS

Geographic Scale

- Increase higher margin value-added products mix

Value-added Products

- Increased coverage in desirable markets
- Leading positions in new markets

Technological Advancement

- Provide innovative solutions to build more efficiently and address labor constraints

FINANCIAL CRITERIA

IRR > Cost of Capital

Clear Synergy Opportunities

Builders FirstSource

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 78

Strong Track Record of M&A in 2021

	JOHN'S LUMBER	ALLIANCE	PARADIGM	CTF California TrusFrame	KATERRA APOLLO	Truss Technologies Inc.
2021 Acquisition Date	**May**	**July**	**August**	**September**	**September**	**December**
2021E Annual Sales	**~$49M**	**~$330M**	**~$45M**	**~$143M**	**N/A**	**~$30M**
Strategic Filters						
Geographic Scale	✓	✓		✓		✓
Value-add Products	✓	✓	✓	✓		✓
Technological Advancements			✓		✓	
Financial Criteria						
IRR > Cost of Capital	✓	✓	✓	✓	✓	✓
Clear Synergy Opportunities	✓	✓	✓	✓	✓	✓

Builders FirstSource
2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 79

1 Base Business Net Sales Bridge ($B) $2.8 to $3.0 $22.8 to $23.4 $1.8 to $2.0 $2.5 to $2.7 $15.7 2 ~10% Net Sales Growth CAGR on Modest Market Assumptions 1 2 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 80 Estimate assumes $400/mbf lumber & sheet good pricing. Includes digital, value-added products and R&R.

1 Base Business EPS Bridge Opportunity Driven $3.05 to $3.15 $12.05 to $12.40 $1.10 to $1.15 $0.55 to $0.60 $1.00 to $1.05 $2.25 to $2.35 $4.10 2 ~30% EPS CAGR from 2021E through 2025E 1 2 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 81 Estimate assumes $400/mbf lumber & sheet good pricing. Assumes $5B cumulative share buyback over four years; 1.0x leverage. Subject to Board approval. EPS includes amortization of intangibles.

Robust FCF Generation Base Business FCF ($B) $1.9 $1.7 ~$3B $1.5 $1.3 $1.3 $7B to $10B Deployable Capital ~$6B from 2022E to 2025E $0.6 ~$1B PF 2020 2021E 2022E 2023E 2024E 2025E FCF Generation EBITDA Growth (Increase of 1.0x Leverage) 100% FCF Net Income Conversion Target 2.0x Leverage 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 82

2021E to 2025E Base Business[1] Targets

Revenue ($B)

~10% CAGR

- Continued tuck-in M&A
- Low to mid single digit market growth
- Market share gains of 100bps to 300bps faster than market
- Digital ramp up and value-added products expansion

Adj. EBITDA ($B)

~15% CAGR

- Favorable value-added product mix
- Merger synergies
- Operational and commercial excellence

EPS

~30% CAGR

- Continued tuck-in M&A of ~$2B
- Share buyback of ~$5B
- Leverage 1.0x
- Operational and commercial excellence

Adj. EBITDA Margin

~50bps Expansion Annually

- Increased value-added product mix
- Operational and commercial excellence
- Increased leverage

Deployable Capital of $7B to $10B from 2022E to 2025E

Builders FirstSource

[1] Key assumptions: Single-family housing starts growth of LSD to MSD through 2025; base business estimate assumes $400/mbf lumber & sheet good pricing; and leverage target of 1.0 to 2.0x. EPS includes amortization of intangibles.

2021 INVESTOR DAY – © BUILDERS FIRSTSOURCE 83

Strong Fundamentals Above Peers 4 Sales CAGR Adj. EBITDA CAGR Adj. EBITDA Margin Expansion Adj. EBITDA Margin 2022 EV / EBITDA vs. Peers (2015 to LTM 3Q21) (2015 to LTM 3Q21) (2015 to LTM 3Q21) (LTM 3Q21) 16.8x 50% +570bps 10.9x 35% 390bps 25% 7.7x 20% 13% 11% 11% 6% 4% -130bps BLDR Building BLDR Building BLDR Building BLDR Building Building BLDR Base Products Industrial Base Products Industrial Base Products Industrial Base Products Industrial Products Industrial 1 2 3 1 2 3 1 2 3 1 2 3 2 3 Business Distributors Distributors Business Distributors Distributors Business Distributors Distributors Business Distributors Distributors Distributors Distributors 1 2 3 Estimate assumes $400/mbf lumber & sheet good pricing. Building Product Distributors represent median values for IBP, GMS, BECN and SITE. Source: FactSet. Industrial Distributors 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 84 4 represent median value for FAST, GWW, MSM and WSO. Source: FactSet. Multiples based on Enterprise Value as of 11/10/2021.

Key Takeaways Strengthened the core business with a durable 1 platform for profitable growth and margin expansion Strong, flexible balance sheet and robust cash 2 flow generation support growth investments Clear capital allocation priorities 3 Sustain and grow our double-digit Base Business 4 Adj. EBITDA Margin and continue to deliver significant shareholder value 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 85

Closing – Invest with Us DAVE FLITMAN • President & CEO 86 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E

Invest with Us 1 2 3 4 1 2021E to 2025E Base Business Targets ~10% ~15% ~30% ~50bps Adj. EBITDA Margin Net Sales CAGR Adj. EBITDA CAGR EPS Growth Expansion Annually Deployable Capital of $7B to $10B from 2022E to 2025E 1 Key assumptions: Single-family housing starts growth of LSD to MSD through 2025, base business estimate assumes $400/mbf lumber & sheet good pricing, and leverage target of 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 87 1.0 to 2.0x. EPS includes amortization of intangibles.

Q&A Session A l l P r e s e n t e r s 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 88

Appendix 89 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E

1 Base Business Sales and Adj. EBITDA Projection by Commodity Price Illustrative FY 2021E Assumptions ▪ Provided a grid with various commodity cost assumptions and the corresponding profits if you assume static commodity prices. Shorter term price fluctuations can result in materially different results than Sales ($B) Adj. EBITDA ($B) in a static commodity environment. ▪ Margin rates for each product category is maintained at each $400 $14.8 to $16.4 $1.7 to $1.8 commodity price tier/sensitivity ▪ Total margin changes with commodity tier driven by sales mix $500 $16.2 to $17.9 $1.9 to $2.1 changes ▪ Expenses associated with commodity price changes are included $600 $17.6 to $19.4 $2.2 to $2.4 ▪ Includes Acquisitions and 2021 expectation of realized market participation ▪ Price at each tier is static for the full year $700 $18.9 to $20.9 $2.4 to $2.7 ▪ Price tiers reflect BFS species/region composite ▪ Low/High ranges for sales set at -/+ 5% $800 $20.2 to $22.4 $2.6 to $2.9 1 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 90 This estimate assumes $400/mbf lumber & sheet good pricing. $/mbf

1 Base Business Sales and Adj. EBITDA Projection by Commodity Price Illustrative FY 2025E Assumptions ▪ Provided a grid with various commodity cost assumptions and the corresponding profits if you assume static commodity prices. Shorter term price fluctuations can result in materially different results than Sales ($B) Adj. EBITDA ($B) in a static commodity environment. ▪ Margin rates for each product category is maintained at each $400 $21.9 to $24.2 $2.9 to $3.2 commodity price tier/sensitivity ▪ Total margin changes with commodity tier driven by sales mix $500 $23.9 to $26.4 $3.3 to $3.6 changes ▪ Expenses associated with commodity price changes are included $600 $25.8 to $28.5 $3.6 to $4.0 ▪ Includes Acquisitions and 2025 expectation of realized market participation ▪ Price at each tier is static for the full year $700 $27.7 to $30.7 $4.0 to $4.4 ▪ Price tiers reflect BFS species/region composite ▪ Low/High ranges for sales set at -/+ 5% $800 $29.7 to $32.8 $4.4 to $4.8 1 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 91 This estimate assumes $400/mbf lumber & sheet good pricing. $/mbf

2022E to 2025E Base Business Targets – Assumptions Summary

Starts	Our Guide
Single-family	LSD to MSD
Multi-family	LSD
R&R	LSD

Additional Assumptions

- Base Business estimate assumes $400/mbf lumber & sheet good pricing
- Depreciation of ~$375M and Amortization of ~$190M
- Tax rate of 23% to 25%
- Leverage target of 1.0 to 2.0x
- $2B of M&A
- $5B of share repurchases, subject to Board approval
- Shares Outstanding Count as of year end 2021E = ~181M
- Shares Outstanding Count as of year end 2025E = ~140M, including $5B of repurchases

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Reconciliations BUILDERS FIRSTSOURCE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited) Three Months Ended Nine Months Ended September 30, September 30, (in thousands, except per share amounts) 2021 2020 2021 2020 Net sales $ 5,508,590 $ 2,295,450 $ 15,259,047 $ 6,028,114 Cost of sales 3,796,138 1,724,799 10,893,890 4,474,718 1,712,452 4,365,157 Gross margin 570,651 1,553,396 875,012 2,599,523 Selling, general and administrative expenses 430,893 1,223,436 Income from operations 837,440 139,758 1,765,634 329,960 35,954 95,593 Interest expense, net 28,043 106,786 Income before income taxes 801,486 111,715 1,670,041 223,174 Income tax expense 188,341 25,783 387,081 49,551 $ 613,145 $ 1,282,960 Net income $ 85,932 $ 173,623 Net income per share: Basic $ 3.00 $ 0.74 $ 6.23 $ 1.49 Diluted $ 2.98 $ 0.73 $ 6.18 $ 1.48 Weighted average common shares: 204,268 205,976 Basic 116,731 116,542 Diluted 205,630 118,026 207,513 117,690 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 93

Reconciliations

BUILDERS FIRSTSOURCE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(unaudited)

	Nine Months Ended September 30,	
(in thousands)	2021	2020
Cash flows from operating activities:		
Net income	$ 1,282,960	$ 173,623
Adjustments to reconcile net income to net cash provided by operating activities:		
Depreciation and amortization	401,500	87,298
Deferred income taxes	(65,696)	3,155
Stock-based compensation expense	25,288	12,098
Net gain on sale of assets	(32,235)	(1,413)
Other non-cash adjustments	4,805	7,884
Changes in assets and liabilities, net of assets acquired and liabilities assumed:		
Receivables	(756,511)	(230,627)
Inventories	(321,068)	(189,692)
Other current assets	5,491	(5,076)
Other assets and liabilities	16,653	60,439
Accounts payable	103,006	205,570
Accrued liabilities	239,024	31,887
Net cash provided by operating activities	903,217	155,146
Cash flows from investing activities:		
Cash used for acquisitions, net of cash acquired	(898,113)	(15,893)
Proceeds from divestiture of business	76,162	—
Purchases of property, plant and equipment	(160,179)	(83,508)
Proceeds from sale of property, plant and equipment	11,728	3,298
Net cash used in investing activities	(970,402)	(96,103)
Cash flows from financing activities:		
Borrowings under revolving credit facility	2,420,000	791,000
Repayments under revolving credit facility	(2,495,000)	(818,000)
Proceeds from long-term debt and other loans	1,000,000	895,625
Repayments of long-term debt and other loans	(471,360)	(561,541)
Payments of debt extinguishment costs	(2,475)	(22,686)
Payments of loan costs	(17,970)	(13,800)
Exercise of stock options	537	1,343
Repurchase of common stock	(565,618)	(4,153)
Net cash (used in) provided by financing activities	(131,886)	267,788
Net change in cash and cash equivalents	(199,071)	326,831
Cash and cash equivalents at beginning of period	423,806	14,096
Cash and cash equivalents at end of period	$ 224,735	$ 340,927

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Reconciliations

BUILDERS FIRSTSOURCE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET
(unaudited)

(in thousands, except per share amounts)	September 30, 2021	December 31, 2020
ASSETS		
Current assets:		
Cash and cash equivalents	$ 224,735	$ 423,806
Accounts receivable, less allowances of $38,627 and $17,637 at September 30, 2021 and December 31, 2020, respectively	2,134,269	880,018
Other receivables	167,309	76,436
Inventories, net	1,616,553	784,527
Other current assets	88,368	58,895
Total current assets	4,231,234	2,223,682
Property, plant and equipment, net	1,336,890	749,130
Operating lease right-of-use assets, net	444,073	274,562
Goodwill	3,141,594	785,305
Intangible assets, net	1,629,363	119,882
Other assets, net	25,994	21,110
Total assets	$ 10,809,148	$ 4,173,671
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities:		
Accounts payable	$ 1,004,521	$ 600,357
Accrued liabilities	930,189	385,536
Current portion of operating lease liabilities	94,651	61,625
Current maturities of long-term debt	3,819	27,335
Total current liabilities	2,033,180	1,074,853
Noncurrent portion of operating lease liabilities	360,271	219,239
Long-term debt, net of current maturities, discounts and issuance costs	2,419,664	1,596,905
Deferred income taxes	330,998	49,495
Other long-term liabilities	141,609	80,396
Total liabilities	5,285,722	3,020,888
Commitments and contingencies (Note 13)		
Stockholders' equity:		
Preferred stock, $0.01 par value, 10,000 shares authorized; zero shares issued and outstanding	—	—
Common stock, $0.01 par value, 300,000 shares authorized; 196,288 and 116,829 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively	1,963	1,168
Additional paid-in capital	4,254,262	589,241
Retained earnings	1,267,201	562,374
Total stockholders' equity	5,523,426	1,152,783
Total liabilities and stockholders' equity	$ 10,809,148	$ 4,173,671

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Reconciliations

BUILDERS FIRSTSOURCE, INC. AND SUBSIDIARIES
Reconciliation of Adjusted Non-GAAP Financial Measures to their GAAP Equivalents
(unaudited)

(in millions)	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020	Twelve Months Ended September 30, 2021
Reconciliation to Adjusted EBITDA:					
GAAP net income	$ 613.1	$ 85.9	$ 1,283.0	$ 173.6	$ 1,422.9
Acquisition and integration expense	17.6	10.8	107.5	14.4	118.4
Debt issuance and refinancing cost [(1)]	-	-	4.6	28.0	5.9
Amortization expense	92.3	5.4	261.6	16.7	266.9
Tax-effect of adjustments to net income	(26.4)	(3.9)	(89.7)	(14.2)	(93.9)
Adjusted net income	$ 696.7	$ 98.2	$ 1,567.0	$ 218.6	$ 1,720.2
Weighted average diluted common shares	205.6	118.0	207.5	117.7	
Diluted adjusted net income per share:	$ 3.39	$ 0.83	$ 7.55	$ 1.86	
Reconciling items:					
Depreciation expense	$ 47.7	$ 24.0	$ 139.9	$ 70.6	$ 163.8
Interest expense, net	36.0	28.0	91.0	78.8	118.6
Income tax expense	214.7	29.7	476.8	63.8	526.1
Stock compensation expense	6.2	5.4	18.9	12.1	23.8
Gain on sale and asset impairments	(25.7)	(1.2)	(27.4)	(1.3)	(29.3)
Other management-identified adjustments [(2)]	0.3	0.3	0.7	0.7	0.8
Adjusted EBITDA	$ 975.9	$ 184.3	$ 2,266.9	$ 443.2	$ 2,524.0
Adjusted EBITDA margin	*17.7%*	*8.0%*	*14.9%*	*7.4%*	*14.2%*

Builders FirstSource

[1] Costs associated with issuing and extinguishing long-term debt in 2021 and 2020. [2] Primarily relates to severance and other one-time costs.

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Reconciliations

BUILDERS FIRSTSOURCE, INC. AND SUBSIDIARIES
Financial Data
(unaudited)

(in millions, except per share amounts)	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Net sales	$ 5,508.6	$ 2,295.5	$ 15,259.0	$ 6,028.1
Cost of sales	3,796.1	1,724.8	10,893.8	4,474.7
Gross margin	1,712.5	570.7	4,365.2	1,553.4
Gross margin %	*31.1%*	*24.9%*	*28.6%*	*25.8%*
Adjusted SG&A/Other (excluding depreciation and amortization) as a % of sales (1)	*12.9%*	*16.8%*	*13.7%*	*18.4%*
Adjusted EBITDA	975.9	184.3	2,266.9	443.2
Adjusted EBITDA margin %	*17.7%*	*8.0%*	*14.9%*	*7.4%*
Depreciation expense	(47.7)	(24.0)	(139.9)	(70.6)
Interest expense, net of debt issuance cost and refinancing	(36.0)	(28.0)	(91.0)	(78.8)
Income tax expense	(214.7)	(29.7)	(476.8)	(63.8)
Other adjustments	19.2	(4.5)	7.8	(11.5)
Adjusted net income	$ 696.7	$ 98.2	$ 1,567.0	$ 218.6
Basic adjusted net income per share:	$ 3.41	$ 0.84	$ 7.61	$ 1.88
Diluted adjusted net income per share:	$ 3.39	$ 0.83	$ 7.55	$ 1.86
Weighted average common shares				
Basic	204.3	116.7	206.0 #	116.5
Diluted	205.6	118.0	207.5 #	117.7

Builders FirstSource

[1] Adjusted SG&A and other as a percentage of sales is defined as GAAP SG&A less depreciation and amortization, stock compensation, acquisition, integration and other expenses.

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Reconciliations BUILDERS FIRSTSOURCE, INC. AND SUBSIDIARIES Interest Reconciliation (unaudited) Three Months Ended Nine Months Ended September 30, 2021 September 30, 2021 Interest Net Debt Interest Net Debt (in millions) Expense Outstanding Expense Outstanding 2032 Unsecured notes @ 4.25% $ 8.1 $ 1,000.0 $ 8.1 $ 1,000.0 2030 Unsecured notes @ 5.00% 6.9 550.0 20.6 550.0 2027 Secured notes @ 6.75% 11.7 695.0 36.1 695.0 2024 Secured Notes @ 5.625% 2024 Term Loan @ 4.4% Floating LIBOR Revolving credit facility @ 2.80% Floating LIBOR 3.2 - 8.2 - Amortization of debt issuance costs, discount and premium 1.1 - 2.7 - Finance leases and other finance obligations 5.0 207.7 15.3 207.7 Debt issuance and refinancing cost - 4.6 Other - - - - Cash - (224.7) - (224.7) Total $ 36.0 $ 2,228.0 $ 95.6 $ 2,228.0 Three Months Ended Nine Months Ended (in millions) September 30, 2021 September 30, 2021 Free Cash Flow Operating activities $ 1,107.0 $ 903.2 Less: Capital expenditures, net of proceeds (59.5) (148.5) Free cash flow $ 1,047.5 $ 754.8 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 98

Reconciliations BUILDERS FIRSTSOURCE, INC. AND SUBSIDIARIES Sales by Product Category (unaudited) Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 % of % of % % of % of % (in millions) Net Sales Net Sales Net Sales Net Sales Change Net Sales Net Sales Net Sales Net Sales Change Manufactured products $ 1,253.9 22.8% $ 421.3 18.4% 197.6% $ 3,162.1 20.7% $ 1,141.6 18.9% 177.0 % Windows, doors & millwork 864.6 15.7% 420.2 18.3% 105.8% 2,413.1 15.8% 1,215.5 20.2% 98.5 % Value-added products 2,118.5 38.5% 841.5 36.7% 151.8% 5,575.3 36.5% 2,357.1 39.1% 136.5 % Gypsum, roofing & insulation 168.5 3.1% 149.5 6.5% 12.7% 510.9 3.3% 386.2 6.4% 32.3 % Siding, metal & concrete products 414.2 7.5% 212.4 9.3% 95.0% 1,132.2 7.4% 581.8 9.7% 94.6 % Other 406.9 7.4% 240.5 10.4% 69.2% 1,314.1 8.6% 676.8 11.2% 94.2 % Specialized products & other 989.6 18.0% 602.4 26.2% 64.3% 2,957.2 19.4% 1,644.8 27.3% 79.8 % Lumber & lumber sheet goods 2,400.5 43.5% 851.6 37.1% 181.9% 6,726.6 44.1% 2,026.2 33.6% 232.0 % Total net sales $ 5,508.6 100.0% $ 2,295.5 100.0% 140.0% $ 15,259.0 100.0% $ 6,028.1 100.0% 153.1% 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 99

Reconciliations BUILDERS FIRSTSOURCE, INC. AND SUBSIDIARIES Combined Financial Data (unaudited) Three Months Ended Nine Months Ended September 30, September 30, 2021 2020 2021 2020 (in millions) (Pro Forma) (Pro Forma) Net sales $ 5,508.6 $ 3,385.8 $ 15,259.0 $ 9,019.2 Gross margin 1,712.5 844.2 4,365.2 2,318.0 Gross margin % 31.1% 24.9% 28.6% 25.7 % Net income 613.1 130.8 1,283.0 284.2 Adjusted EBITDA 975.9 283.4 2,266.9 694.1 Adjusted net income 696.7 154.4 1,567.0 351.7 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 100

Presenter Bios 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 101

Presenter Bios



Dave Flitman

President & Chief Executive Officer

Dave Flitman is president and chief executive officer of Builders FirstSource and serves on its board of directors. Prior to the merger, Mr. Flitman served as president and chief executive officer of BMC.

Mr. Flitman previously held the titles of president and chief executive officer of Performance Foodservice, the largest segment of Performance Food Group, a leader in the foodservice distribution industry known for delivering world-class innovative products and value-added services. Before this, he served as chief operating officer of Univar, a leading global distributor of industrial and specialty chemicals; president of Univar USA and chief supply chain officer; executive vice president and president of water and process services at Ecolab; and held several executive leadership roles at Nalco. Mr. Flitman also worked as president of Allegheny Power and vice president of distribution at its parent company, Allegheny Energy, after spending nearly 20 years at DuPont in various operational, commercial and global business leadership positions.

Mr. Flitman is a director at Veritiv Corporation, a leading publicly-held packaging distribution company, and serves on both the Audit and Finance Committee, as well as the Compensation and Leadership Development Committee. He earned a bachelor's degree in chemical engineering from Purdue University. With a son, Josh, serving as a U.S. Army CAV Scout, Mr. Flitman is passionate about finding ways to serve members and veterans of the U.S. military forces through recruitment efforts and career opportunities. He is also a proud supporter of the Leukemia & Lymphoma Society.



Peter Jackson

Chief Financial Officer

Peter Jackson is chief financial officer of Builders FirstSource. He is responsible for accounting and controls, financial planning and analysis, investor relations, treasury, tax, and information technology. Prior to the merger of Builders FirstSource and BMC, Mr. Jackson served as the Builders FirstSource Chief Financial Officer.

Mr. Jackson brings over 25 years of global financial management experience. He came to Builders FirstSource from Lennox International, Inc., where he served as the Global Refrigeration Segment CFO, the VP of finance – FP&A and M&A, and Heating & Cooling Segment CFO from 2007 – 2016. Before joining Lennox, Mr. Jackson held multiple financial leadership positions at SPX Corporation, General Electric, and Gerber Scientific after starting his career in public accounting.

Mr. Jackson earned his bachelor's degree in business administration from Bryant University. He is a certified public accountant and holds a master's in business administration from Rensselaer Polytechnic Institute.

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Presenter Bios



Mike Farmer

President, Commercial Operations

Mike Farmer is president of commercial operations at Builders FirstSource. He oversees the company's health and safety programs, millwork and components sales and operations, marketing strategy, pro remodel segment, installed services, operational excellence and innovation, sales excellence, and real estate. In this role, Mr. Farmer is responsible for leading the implementation of commercial operations best practices to create sustainable growth and drive innovation through best-in-class manufacturing capabilities in components, millwork, and READY-FRAME®, while providing an exceptional customer experience.

Prior to the merger of Builders FirstSource and BMC, Mr. Farmer served as executive vice president of operational excellence, people and growth at BMC. Before that, he worked as the company's senior vice president of human resources. Mr. Farmer joined Stock Building Supply in 2006, which merged with BMC in 2015, as a member of its human resources department. Prior to that, Mr. Farmer held a number of leadership positions at ATX-CoreComm.

Mr. Farmer earned his bachelor's degree from Hope College and master's degree from Michigan State University, and he has completed executive development programs at the Wharton School of the University of Pennsylvania and at Harvard University. Mr. Farmer is also a notable leader of the NC Triangle Area Leukemia & Lymphoma Society.



Lea Allah

D&I Leader and HR Director

Lea Allah is a regional human resources director and diversity and inclusion leader at Builders FirstSource. She is responsible for the effective and consistent coordination and implementation of HR business processes; delivering operational excellence at both the strategic and tactical levels for the Mid-Atlantic Region. Working directly with divisional and regional leadership, local business leaders and operational staff, Ms. Allah also oversees employee relations, performance management and learning and development opportunities. Additionally, she spearheads the company's diversity and inclusion initiative to create a safe, collaborative environment in which all team members are empowered to reach their fullest potential.

Ms. Allah has been with BFS for 17 years, beginning as an office administrator with Stock Building Supply. Since then, she has played an integral role in guiding team members through mergers and acquisitions while reinforcing our company culture and introducing new pathways for growth. Ms. Allah has previously held roles at Gateway Country, Cigna Healthcare and Motels of America. She earned a Diversity and Inclusion Certificate from Cornell University's School of Industrial and Labor Relations. Ms. Allah is also certified in Diversity, Inclusion and Belonging by LinkedIn Learning; Diversity Awareness and Inclusion Facilitator by Visions 2000; and is a Certified Trainer with Jill Hickman Companies.

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Presenter Bios



Dave Rush
EVP, IMO Leader

Dave Rush is executive vice president and IMO leader at Builders FirstSource. He is responsible for co-managing the integration, building key processes, and identifying and developing the capabilities needed to capture value opportunities presented by the merger of Builders FirstSource and BMC. Prior to the merger of Builders FirstSource and BMC, Mr. Rush served as COO of Builders FirstSource's eastern division.

Mr. Rush started his career in 1999 with the acquisition of Pelican Companies, where he was vice president of finance. In 2003, he moved into operations as area vice president for South Carolina, North Carolina and Tennessee until 2015. Mr. Rush was instrumental in the acquisition of ProBuild as the legacy Builders FirstSource Senior Integration Leader through 2017. Mr. Rush also served as SVP of strategy and business development, overseeing merger and acquisition work, business line reviews and other special projects.

Mr. Rush earned his bachelor's in accounting from the University of North Carolina at Chapel Hill.



Tim Page
EVP, Digital Solutions

Tim Page is executive vice president of digital solutions at Builders FirstSource. He is responsible for accelerating the company's digital journey and business results through developing technologies that create customer value and drive efficiency in residential homebuilding. Mr. Page has responsibility over our recent digital acquisitions to deliver innovative technology products that streamline the interaction of construction process participants.

Prior to the merger of Builders FirstSource and BMC, Mr. Page served as senior vice president of strategy and business development and SVP of integration at Builders FirstSource. He came to the company through the ProBuild, Inc. acquisition in 2015, where he served in a variety of executive roles, including SVP of strategy and technology and vice president of operations finance. He began his career at Honeywell, where he gained experience across multiple industries and held several executive level roles in finance, general management, and sales and marketing

Mr. Page earned his bachelor's degree in finance from Providence College.

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Presenter Bios



Nate Herbst

SVP of Product Development, Paradigm

Nate Herbst is senior vice president of product development, Paradigm at Builders FirstSource. Notably, he is a Founder of Paradigm, a software company that serves Manufacturers, Retailers and Builders in the residential construction industry. Paradigm was founded in 1999 and is trusted by some of the largest companies in North America to power their sales organizations including the three largest building retailers in the market. Paradigm has nearly 300 employees in America and has demonstrated strong growth every year. Builders FirstSource acquired Paradigm in 2021 where Nathan continues to lead product development.



Mike Neese

SVP, Investor Relations

Mike Neese is a proven executive with over 20 years of experience working with public companies to lead investor relations and strategic communications activities. Currently, Mr. Neese is the SVP, Investor Relations for Builders FirstSource after completing the Builders FirstSource and BMC merger in January 2021. In 2019, he joined BMC from Performance Food Group where he successfully built the investor relations strategy and infrastructure as the company transitioned from a private to a publicly-traded company and supported Performance Food Group on multiple strategic acquisitions. Mr. Neese has held Investor Relations and Communications roles at multi-national organizations including Altria Group, Phillip Morris and Kraft Foods.

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